Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

In selecting a date of grant for any stock awards, the Compensation Committee establishes a date in an open trading window. Stock awards use an average of the prior 10 days closing prices to determine the number of shares granted based on a predetermined dollar value. The Compensation Committee does not take into account material nonpublic information in determining the timing and terms of equity-based awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false